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                         VAN KAMPEN CORPORATE BOND FUND
                     SUPPLEMENT DATED JUNE 16, 1999 TO THE
                      PROSPECTUS DATED DECEMBER 29, 1998,
                   AS PREVIOUSLY SUPPLEMENTED ON MAY 3, 1999
                           -------------------------

     This section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES-PORTFOLIO MANAGEMENT" is amended with the following:

PORTFOLIO MANAGEMENT. The Fund is managed by a management team led by Kelly Gilbert, a Vice President of the Adviser. Ms. Gilbert joined the Adviser and Van Kampen Investment Advisory Corp. ("Advisory Corp.") in September 1995 and became an Assistant Vice President of the Adviser and Advisory Corp. in December 1997. Ms. Gilbert has been a Vice President of the Adviser and Advisory Corp. since February 1999. Prior to September 1995, Ms. Gilbert was a Corporate Bond Trader at ABN AMRO, N.A., a foreign owned bank. Reid Hill joined the Adviser in 1995 and Advisory Corp. in 1992 and became an Assistant Vice President of the Adviser and Advisory Corp. in December 1998.